Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

September 30, 2009

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 18 properties totaling 8,118 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

45

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Kenneth Fisher

Director

Raymond L. Gellein, Jr.

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Ryan M. Bowie

Vice President, Treasurer

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Michael E. Nelson

Vice President, Asset Management

John C. Nicolls

Vice President, Capital Projects

Cory P. Warning

Vice President, Development

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009

Equity Research Coverage

Firm	Analyst	Telephone

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	September 30, 2009
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	75,180	75,180
Operating partnership units outstanding	971	971
Stock options outstanding	885	885
Restricted stock units outstanding	933	933

Combined shares, options and units outstanding	77,969	77,969
Common stock price at end of period	$2.59	$2.59

Common equity capitalization	$201,940	$201,940
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt (excludes discount on exchangeable senior notes)	1,751,650	1,751,650
Pro rata share of unconsolidated debt	282,825	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(88,481)	(88,481)

Total enterprise value	$2,411,105	$2,235,345

Net Debt / Total Enterprise Value	76.3%	74.4%
Preferred Equity / Total Enterprise Value	15.3%	16.6%
Common Equity / Total Enterprise Value	8.4%	9.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Revenues:
Rooms	$108,143	$138,209	$309,356	$416,809
Food and beverage	56,554	73,802	174,304	244,083
Other hotel operating revenue	21,062	25,174	73,032	81,402

	185,759	237,185	556,692	742,294
Lease revenue	1,224	1,528	3,513	4,217

Total revenues	186,983	238,713	560,205	746,511

Operating Costs and Expenses:
Rooms	30,579	34,064	86,770	102,637
Food and beverage	43,686	54,439	130,642	170,959
Other departmental expenses	53,911	61,922	163,292	188,700
Management fees	6,496	9,851	20,918	30,507
Other hotel expenses	13,328	13,937	41,043	45,296
Lease expense	4,355	4,702	12,480	13,563
Depreciation and amortization	38,364	32,356	107,678	90,156
Impairment losses and other charges	30,795	96,679	81,009	96,679
Corporate expenses	5,519	6,541	21,399	21,537

Total operating costs and expenses	227,033	314,491	665,231	760,034

Operating loss	(40,050)	(75,778)	(105,026)	(13,523)

Interest expense	(26,903)	(22,050)	(77,128)	(67,554)
Interest income	202	443	714	1,497
Loss on early extinguishment of debt	—	—	(883)	—
Equity in earnings of joint ventures	1,573	2,367	2,144	3,170
Foreign currency exchange (loss) gain	(1,193)	2,604	(287)	4,082
Other income (expenses), net	125	(55)	168	(494)

Loss before income taxes, distributions in excess of noncontrolling interest capital, loss on sale of noncontrolling interests in hotel properties and discontinued operations	(66,246)	(92,469)	(180,298)	(72,822)
Income tax benefit (expense)	358	(103)	(424)	(6,750)
Distributions in excess of noncontrolling interest capital	—	(1,715)	—	(2,499)

Loss before loss on sale of noncontrolling interests in hotel properties and discontinued operations	(65,888)	(94,287)	(180,722)	(82,071)
Loss on sale of noncontrolling interests in hotel properties	—	—	—	(46)

Loss from continuing operations	(65,888)	(94,287)	(180,722)	(82,117)
Income from discontinued operations, net of tax	—	37,319	—	44,587

Net loss	(65,888)	(56,968)	(180,722)	(37,530)
Net loss attributable to the noncontrolling interests in SHR’s operating partnership	844	739	2,297	487
Net income attributable to the noncontrolling interests in consolidated affiliates	(696)	(1,778)	(1,044)	(2,887)

Net loss attributable to SHR	(65,740)	(58,007)	(179,469)	(39,930)
Preferred shareholder dividends	(7,721)	(7,721)	(23,164)	(23,164)

Net loss attributable to SHR common shareholders	$(73,461)	$(65,728)	$(202,633)	$(63,094)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.97)	$(1.37)	$(2.69)	$(1.43)
Income from discontinued operations attributable to SHR	—	0.49	—	0.59

Net loss attributable to SHR common shareholders	$(0.97)	$(0.88)	$(2.69)	$(0.84)

Weighted average common shares outstanding	75,441	75,022	75,265	75,015

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009 and December 31, 2008

Consolidated Balance Sheets

(in thousands, except share data)

	September 30, 2009	December 31, 2008
Assets
Investment in hotel properties, net	$2,321,965	$2,383,860
Goodwill	82,647	120,329
Intangible assets, net of accumulated amortization of $4,260 and $3,096	34,009	32,277
Investment in joint ventures	83,167	82,122
Cash and cash equivalents	88,481	80,954
Restricted cash and cash equivalents	18,778	37,358
Accounts receivable, net of allowance for doubtful accounts of $2,657 and $2,203	65,179	70,945
Deferred financing costs, net of accumulated amortization of $10,701 and $6,655	13,054	10,375
Deferred tax assets	39,894	38,260
Other assets	46,316	52,687

Total assets	$2,793,490	$2,909,167

Liabilities and Equity
Liabilities:
Mortgages and other debt payable	$1,302,650	$1,301,535
Exchangeable senior notes, net of discount	168,284	165,155
Bank credit facility	269,000	206,000
Accounts payable and accrued expenses	258,439	281,918
Deferred tax liabilities	35,404	34,236
Deferred gain on sale of hotels	105,498	104,251

Total liabilities	2,139,275	2,093,095

Noncontrolling interests in SHR’s operating partnership	3,464	5,330

Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 75,179,918 and 74,410,012 common shares issued and outstanding)	752	744
Additional paid-in capital	1,233,578	1,228,774
Accumulated deficit	(889,732)	(710,263)
Accumulated other comprehensive loss	(75,526)	(93,637)

Total SHR’s shareholders’ equity	626,993	783,539
Noncontrolling interests in consolidated affiliates	23,758	27,203

Total equity	650,751	810,742

Total liabilities and equity	$2,793,490	$2,909,167

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On July 2, 2008, we sold the Hyatt Regency Phoenix for net sales proceeds of $89.6 million.

The following is a summary of income from discontinued operations for the three and nine months ended September 30, 2009 and 2008 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Hotel operating revenues	$—	$—	$—	$24,275

Operating costs and expenses	—	75	—	16,264
Depreciation and amortization	—	—	—	1,151

Total operating costs and expenses	—	75	—	17,415

Operating (loss) income	—	(75)	—	6,860

Interest income	—	—	—	1
Other expenses, net	—	—	—	(257)
Income tax benefit	—	146	—	321
Gain on sale of assets	—	37,248	—	37,662

Income from discontinued operations	$—	$37,319	$—	$44,587

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Total revenues (100%)	$38,424	$44,054	$96,620	$118,323
Property EBITDA (100%)	$14,274	$19,547	$32,221	$45,698

Equity in earnings of joint venture (SHR 45% ownership)
Property EBITDA	$6,423	$8,796	$14,499	$20,564
Depreciation and amortization	(1,938)	(1,848)	(5,763)	(5,495)
Interest expense	(1,894)	(3,506)	(5,925)	(11,494)
Other income expenses, net	(91)	(104)	(233)	(138)
Income taxes	(751)	(694)	(551)	(392)

Equity in earnings of joint venture	$1,749	$2,644	$2,027	$3,045

EBITDA Contribution from investment in Hotel del Coronado
Equity in earnings of joint venture	$1,749	$2,644	$2,027	$3,045
Depreciation and amortization	1,938	1,848	5,763	5,495
Interest expense	1,894	3,506	5,925	11,494
Income taxes	751	694	551	392

EBITDA Contribution for investment in Hotel del Coronado	$6,332	$8,692	$14,266	$20,426

FFO Contribution from investment in Hotel del Coronado
Equity in earnings of joint venture	$1,749	$2,644	$2,027	$3,045
Depreciation and amortization	1,938	1,848	5,763	5,495

FFO Contribution for investment in Hotel del Coronado	$3,687	$4,492	$7,790	$8,540

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity
CMBS Mortgage and Mezzanine	2.33%	208 bp	$610,000	January 2011	(a)
Revolving Credit Facility	2.75%	250 bp	18,500	January 2011	(a)

			628,500

Cash and cash equivalents			(53,882)

Net Debt			$574,618

(a)	Includes extension options.

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	June 2009	3.0%	$630,000	January 2010

CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	February 2010	5.0%	$630,000	January 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
North Beach Venture
Hotel condominium sales (100%)	$—	$—	$—	$78
Hotel condominium cost of sales (100%)	$—	$—	$(4)	$(309)

SHR’s 45% share
Hotel condominium sales	$—	$—	$—	$35
Hotel condominium cost of sales	—	—	(2)	(139)
Other (expenses) income, net	(214)	62	(201)	85
Income taxes	81	(23)	81	8

SHR’s share of net (loss) income	$(133)	$39	$(122)	$(11)

Net (loss) income	$(133)	$39	$(122)	$(11)
Income taxes	(81)	23	(81)	(8)

EBITDA Contribution for investment in North Beach Venture	$(214)	$62	$(203)	$(19)

FFO Contribution for investment in North Beach Venture	$(133)	$39	$(122)	$(11)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
RCPM
SHR’s 31% share
Sales	$333	$(117)	$1,731	$3,311

EBITDA Contribution for investment in RCPM	$(27)	$(275)	$310	$852

FFO Contribution for investment in RCPM	$(25)	$(194)	$209	$525

SHR’s share of total residential activity:
Sales	$333	$(117)	$1,731	$3,346

EBITDA	$(241)	$(213)	$107	$833

FFO	$(158)	$(155)	$87	$514

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Leasehold Information

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Paris Marriott Champs Elysees:
Property EBITDA	$6,119	$7,278	$13,371	$17,374
Revenue (a)	$6,119	$7,278	$13,371	$17,374

Lease Expense	(3,136)	(3,433)	(8,983)	(9,705)
Less: Deferred Gain on Sale Leaseback	(1,202)	(1,263)	(3,448)	(3,842)

Adjusted Lease Expense	(4,338)	(4,696)	(12,431)	(13,547)

EBITDA Contribution from Leasehold	$1,781	$2,582	$940	$3,827

Marriott Hamburg:
Property EBITDA	$1,505	$1,612	$4,280	$4,841
Revenue (a)	$1,224	$1,528	$3,513	$4,217

Lease Expense	(1,219)	(1,269)	(3,497)	(3,858)
Less: Deferred Gain on Sale Leaseback	(55)	(59)	(159)	(178)

Adjusted Lease Expense	(1,274)	(1,328)	(3,656)	(4,036)

EBITDA Contribution from Leasehold	$(50)	$200	$(143)	$181

Total Leaseholds:
Property EBITDA	$7,624	$8,890	$17,651	$22,215
Revenue (a)	$7,343	$8,806	$16,884	$21,591

Lease Expense	(4,355)	(4,702)	(12,480)	(13,563)
Less: Deferred Gain on Sale Leaseback	(1,257)	(1,322)	(3,607)	(4,020)

Adjusted Lease Expense	(5,612)	(6,024)	(16,087)	(17,583)

EBITDA Contribution from Leasehold	$1,731	$2,782	$797	$4,008

	September 30, 2009	December 31, 2008
Security Deposits (b):
Paris Marriott Champs Elysees	$10,227	$15,507
Marriott Hamburg	7,317	6,984

Total	$17,544	$22,491

(a)	For the three and nine months ended September 30, 2009 and 2008, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three and nine months ended September 30, 2009 and 2008, Revenue for the Marriott Hamburg represents lease revenue.
(b)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009

Non-GAAP Financial Measures

In addition to REIT hotel income, five other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA. A reconciliation of these measures to net loss attributable to SHR common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to convertible noncontrolling interests. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net loss attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net loss or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net loss attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net loss attributable to SHR common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO—Fully Diluted, and EBITDA.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Net loss attributable to SHR common shareholders	$(73,461)	$(65,728)	$(202,633)	$(63,094)
Depreciation and amortization - continuing operations	38,364	32,356	107,678	90,156
Depreciation and amortization - discontinued operations	—	—	—	1,151
Interest expense - continuing operations	26,903	22,050	77,128	67,554
Income taxes - continuing operations	(358)	103	424	6,750
Income taxes - discontinued operations	—	(146)	—	(321)
Noncontrolling interests	(844)	(739)	(2,297)	(487)
Adjustments from consolidated affiliates (a)	(2,508)	(1,986)	(6,813)	(6,258)
Adjustments from unconsolidated affiliates	4,612	6,112	12,436	17,709
Preferred shareholder dividends	7,721	7,721	23,164	23,164

EBITDA	429	(257)	9,087	136,324
Realized portion of deferred gain on sale leasebacks	(1,257)	(1,322)	(3,607)	(4,020)
(Gain) loss on sale of assets - continuing operations	—	(13)	5	(147)
Gain on sale of assets - discontinued operations	—	(37,248)	—	(37,662)
Loss on sale of noncontrolling interests in hotel properties	—	—	—	46
Impairment losses and other charges	30,795	96,679	81,009	96,679
Impairment losses and other charges - adjustments from consolidated affiliates	—	—	(169)	—
Foreign currency exchange loss (gain) (b)	1,193	(2,604)	287	(4,082)
Hyatt Regency La Jolla noncontrolling interest (a)	—	(1,180)	—	(4,063)
Distributions in excess of noncontrolling interest capital	—	1,715	—	2,499
Loss on early extinguishment of debt	—	—	883	—

Comparable EBITDA	$31,160	$55,770	$87,495	$185,574

(a)	The noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is not deducted from net income attributable to SHR common shareholders under GAAP accounting rules for the three and nine months ended September 30, 2008. Under new accounting rules effective January 1, 2009, the noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is included in adjustments from consolidated affiliates for the three and nine months ended September 30, 2009.
(b)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Net loss attributable to SHR common shareholders	$(73,461)	$(65,728)	$(202,633)	$(63,094)
Depreciation and amortization - continuing operations	38,364	32,356	107,678	90,156
Depreciation and amortization - discontinued operations	—	—	—	1,151
Corporate depreciation	(305)	(304)	(913)	(896)
(Gain) loss on sale of assets - continuing operations	—	(13)	5	(147)
Gain on sale of assets - discontinued operations	—	(37,248)	—	(37,662)
Loss on sale of noncontrolling interests in hotel properties	—	—	—	46
Realized portion of deferred gain on sale leasebacks	(1,257)	(1,322)	(3,607)	(4,020)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	375	393	1,076	1,197
Noncontrolling interests adjustments	(511)	(438)	(1,440)	(1,240)
Adjustments from consolidated affiliates (a)	(1,956)	(1,368)	(5,648)	(4,004)
Adjustments from unconsolidated affiliates	1,970	1,848	5,859	5,495

FFO	(36,781)	(71,824)	(99,623)	(13,018)
Convertible noncontrolling interests	(333)	(301)	(857)	753

FFO - Fully Diluted	(37,114)	(72,125)	(100,480)	(12,265)
Impairment losses and other charges	30,795	96,679	81,009	96,679
Impairment losses and other charges - adjustments from consolidated affiliates	—	—	(169)	—
Foreign currency exchange loss (gain), net of tax (b)	1,137	(3,195)	(279)	(3,117)
Hyatt Regency La Jolla noncontrolling interest (a)	—	(777)	—	(2,559)
Distributions in excess of noncontrolling interest capital	—	1,715	—	2,499
Loss on early extinguishment of debt	—	—	883	—

Comparable FFO	$(5,182)	$22,297	$(19,036)	$81,237

Comparable FFO per diluted share	$(0.07)	$0.29	$(0.25)	$1.07

Weighted average diluted shares	75,441	76,010	75,265	76,137

(a)	The noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property FFO is not deducted from net income attributable to SHR common shareholders under GAAP accounting rules for the three and nine months ended September 30, 2008. Under new accounting rules effective January 1, 2009, the noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is included in adjustments from consolidated affiliates for the three and nine months ended September 30, 2009.
(b)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)		Loan Amount	Maturity (b)
Bank credit facility	4.00%	375 bp		$269,000	March 2011
Westin St. Francis	0.95%	70 bp		220,000	August 2011
Fairmont Scottsdale	0.81%	56 bp		180,000	September 2011
InterContinental Chicago	1.31%	106 bp		121,000	October 2011
InterContinental Miami	0.98%	73 bp		90,000	October 2011
InterContinental Prague (c)	1.95%	120 bp	(c)	152,204	March 2012
Loews Santa Monica Beach Hotel	0.88%	63 bp		118,250	March 2012
Ritz-Carlton Half Moon Bay	0.92%	67 bp		76,500	March 2012
Exchangeable senior notes, net of discount (d)	3.50%	Fixed		168,284	April 2012
Fairmont Chicago	0.95%	70 bp		123,750	April 2012
Hyatt Regency La Jolla	1.25%	100 bp		97,500	September 2012
Marriott London Grosvenor Square (e)	1.64%	110 bp	(e)	123,446	October 2013

				$1,739,934

(a)	Spread over LIBOR (0.25% at September 30, 2009).
(b)	Includes extension options, excluding the conditional one-year extension option on the bank credit facility.
(c)	Principal balance of €104,000,000 at September 30, 2009. Spread over three-month EURIBOR (0.75% at September 30, 2009).
(d)	Reflects the cash coupon.
(e)	Principal balance of £77,250,000 at September 30, 2009. Spread over three-month GBP LIBOR (0.54% at September 30, 2009).

U.S. Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2005	4.59%	$75,000	April 2012
June 2005	4.12%	50,000	June 2012
June 2006	5.50%	75,000	June 2013
August 2006	5.42%	100,000	August 2013
March 2007	4.84%	100,000	July 2012
March 2009	0.78%	50,000	December 2009
March 2009	0.90%	75,000	April 2010
March 2009	1.12%	50,000	December 2010
March 2009	1.38%	50,000	August 2011
March 2009	1.02%	50,000	December 2010
March 2009	0.64%	50,000	December 2009
March 2009	1.04%	100,000	February 2011
March 2009	1.22%	50,000	August 2011
September 2009	4.90%	100,000	September 2014

	3.03%	$975,000

European Interest Rate Swap

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR (f)	Notional Amount	Maturity
October 2007	3.22% - 5.72%	£77,250	October 2013

Swap Effective Date	Fixed Pay Rate Against EURIBOR	Notional Amount	Maturity
September 2008	4.53%	€104,000	March 2012

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
December 2009	4.96%	$100,000	December 2014
April 2010	5.42%	75,000	April 2015
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$375,000

At September 30, 2009, future scheduled debt principal payments (including non-conditional extension options) are as follows:

Years ending December 31,	Amount
2009	$—
2010	7,858
2011	887,858
2012	742,364
2013	113,570
Thereafter	—

1,751,650
Less discount on exchangeable senior notes	(11,716)

Total	$1,739,934

Percent of fixed rate debt including U.S. and European swaps	81.6%
Weighted average interest rate including U.S. and European swaps (g)	3.91%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.44

(f)	In April 2009, we modified the GBP LIBOR interest rate swap agreement, which adjusts the fixed pay rate from 5.72% to 3.22% for the period from January 15, 2009 through January 17, 2011.
(g)	Excludes the amortization of deferred financing costs, amortization of the discount on the exchangeable senior notes and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2009

Portfolio Data

Portfolio at September 30, 2009

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD September 2009 Property EBITDA	QTD September 2009 Property EBITDA

United States:
Westin St. Francis	San Francisco, CA	1,195	14%	12%	$5,204
InterContinental Chicago (a)	Chicago, IL	792	9%	11%	5,018
Hotel del Coronado (b)	Coronado, CA	757	9%	15%	6,423
Fairmont Chicago	Chicago, IL	687	8%	5%	2,227
Fairmont Scottsdale	Scottsdale, AZ	649	8%	-6%	(2,486)
InterContinental Miami	Miami, FL	641	8%	-3%	(1,261)
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	4%	1,782
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	11%	5,028
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	1%	592
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	8%	3,283
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	6%	2,471
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	3%	1,322

Total United States		6,750	81%	67%	29,603

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	2%	742
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	1%	646

Total Mexican		413	5%	3%	1,388

Total North American		7,163	86%	70%	30,991

European:
InterContinental Prague	Prague, Czech Republic	372	5%	6%	2,668
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	7%	3,124
Paris Marriott Champs Elysees	Paris, France	192	2%	14%	6,119
Renaissance Paris Hotel Le Parc Trocadero (d)	Paris, France	116	1%	3%	1,280

Total European		1,195	14%	30%	13,191

		8,358	100%	100%	$44,182

(a)	On August 31, 2007, we sold 49% interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels. We consolidate these hotels for reporting purposes.
(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.
(d)	This property, formerly referred to as Hotel Le Parc, was rebranded on April 1, 2008.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended September 30, 2009

Seasonality by Geographic Region

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of the unconsolidated Hotel del Coronado and (ii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of September 30, 2009)

Same store property revenues - 11 Properties and 5,993 Rooms

	Three Months Ended
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	Total

Same store property revenues	$174,328	$138,476	$151,197	$143,755	$607,756
Same store seasonality %	28.7%	22.8%	24.9%	23.6%	100.0%

Mexican Hotels (as of September 30, 2009)

Same store property revenues - 2 Properties and 413 Rooms

	Three Months Ended
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	Total

Same store property revenues	$20,984	$20,591	$10,373	$9,840	$61,788
Same store seasonality %	34.0%	33.3%	16.8%	15.9%	100.0%

North American Hotels (as of September 30, 2009)

Same store property revenues - 13 Properties and 6,406 Rooms

	Three Months Ended
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	Total

Same store property revenues	$195,312	$159,067	$161,570	$153,595	$669,544
Same store seasonality %	29.2%	23.8%	24.1%	22.9%	100.0%

European Hotels (as of September 30, 2009)

Same store property revenues - 5 Properties and 1,195 Rooms

	Three Months Ended
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	Total

Same store property revenues	$37,435	$25,053	$34,915	$37,717	$135,120
Same store seasonality %	27.7%	18.6%	25.8%	27.9%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Hyatt Regency Phoenix as this property’s results of operations were reclassified to discontinued operations for the periods presented and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of September 30, 2009)

11 Properties

5,993 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009	2008	Change		2009	2008	Change

Average Daily Rate	$196.79	$237.07	-17.0%		$207.03	$247.09	-16.2%
Average Occupancy	72.7%	75.9%	(3.2	) pts	67.0%	73.9%	(6.9	) pts
RevPAR	$143.05	$179.94	-20.5%		$138.79	$182.57	-24.0%
Total RevPAR	$262.21	$326.01	-19.6%		$266.25	$343.79	-22.6%
Property EBITDA Margin	16.1%	22.7%	(6.6	) pts	16.7%	24.0%	(7.3	) pts

Mexican Hotels (as of September 30, 2009)

2 Properties

413 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009	2008	Change		2009	2008	Change

Average Daily Rate	$326.86	$393.06	-16.8%		$453.50	$497.34	-8.8%
Average Occupancy	44.3%	65.7%	(21.4	) pts	46.2%	70.7%	(24.5	) pts
RevPAR	$144.67	$258.18	-44.0%		$209.41	$351.73	-40.5%
Total RevPAR	$258.97	$471.95	-45.1%		$361.90	$616.11	-41.3%
Property EBITDA Margin	14.1%	24.4%	(10.3	) pts	28.4%	36.3%	(7.9	) pts

North American Hotels (as of September 30, 2009)

13 Properties

6,406 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009	2008	Change		2009	2008	Change

Average Daily Rate	$202.06	$245.91	-17.8%		$218.26	$262.68	-16.9%
Average Occupancy	70.8%	75.2%	(4.4	) pts	65.7%	73.7%	(8.0	) pts
RevPAR	$143.16	$185.02	-22.6%		$143.37	$193.54	-25.9%
Total RevPAR	$262.00	$335.48	-21.9%		$272.44	$361.46	-24.6%
Property EBITDA Margin	16.0%	22.8%	(6.8	) pts	17.7%	25.4%	(7.7	) pts

European Hotels (as of September 30, 2009)

5 Properties

1,195 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009	2008	Change		2009	2008	Change

Average Daily Rate	$320.51	$383.36	-16.4%		$299.31	$366.51	-18.3%
Average Occupancy	79.7%	81.8%	(2.1	) pts	71.9%	77.0%	(5.1	) pts
RevPAR	$255.33	$313.55	-18.6%		$215.32	$282.30	-23.7%
Total RevPAR	$343.07	$430.26	-20.3%		$299.43	$397.32	-24.6%
Property EBITDA Margin	39.0%	41.6%	(2.6	) pts	35.1%	37.2%	(2.1	) pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2009 and 2008. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended September 30,				Nine Months Ended September 30,
UNITED STATES HOTELS:	2009	2008	Change		2009	2008	Change

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$13,870	$17,384	(20.2)%		$37,725	$46,496	(18.9)%
Property EBITDA	$2,227	$4,546	(51.0)%		$4,219	$9,184	(54.1)%

Selected Operating Information:
Rooms	687	686	1		687	686	1
Average occupancy	69.6%	73.5%	(3.9	) pts	60.2%	62.1%	(1.9	) pts
ADR	$194.97	$238.30	(18.2)%		$194.40	$239.01	(18.7)%
RevPAR	$135.62	$175.15	(22.6)%		$116.95	$148.51	(21.3)%
Total RevPAR	$219.45	$275.18	(20.3)%		$201.14	$247.05	(18.6)%

FAIRMONT SCOTTSDALE
Selected Financial Information:
Total revenues	$9,771	$12,575	(22.3)%		$49,223	$69,267	(28.9)%
Property EBITDA	$(2,486)	$(1,361)	(82.7)%		$4,649	$15,151	(69.3)%

Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	50.8%	52.8%	(2.0	) pts	61.3%	67.6%	(6.3	) pts
ADR	$131.67	$161.00	(18.2)%		$196.15	$263.13	(25.5)%
RevPAR	$66.92	$84.97	(21.2)%		$120.20	$177.81	(32.4)%
Total RevPAR	$163.64	$210.61	(22.3)%		$277.82	$389.52	(28.7)%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$11,821	$9,832	20.2%		$41,794	$37,498	11.5%
Property EBITDA (a)	$1,322	$(19)	7,057.9%		$8,349	$5,300	57.5%

Selected Operating Information:
Rooms	222	211	11		222	211	11
Average occupancy	65.4%	59.0%	6.4	pts	67.6%	67.2%	0.4	pts
ADR	$425.99	$471.77	(9.7)%		$508.43	$518.93	(2.0)%
RevPAR	$278.68	$278.36	0.1%		$343.63	$348.75	(1.5)%
Total RevPAR	$578.76	$506.51	14.3%		$689.59	$648.59	6.3%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$38,424	$44,054	(12.8)%		$96,620	$118,323	(18.3)%
Property EBITDA	$14,274	$19,547	(27.0)%		$32,221	$45,698	(29.5)%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	74.5%	79.3%	(4.8	) pts	64.5%	74.8%	(10.3	) pts
ADR	$360.90	$431.69	(16.4)%		$339.13	$376.04	(9.8)%
RevPAR	$268.83	$342.46	(21.5)%		$218.76	$281.29	(22.2)%
Total RevPAR	$551.70	$632.56	(12.8)%		$467.53	$570.46	(18.0)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009	2008	Change		2009	2008	Change

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,087	$9,999	(19.1)%		$25,200	$31,832	(20.8)%
Property EBITDA	$1,782	$2,503	(28.8)%		$4,991	$8,631	(42.2)%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	78.0%	84.5%	(6.5	) pts	75.2%	79.8%	(4.6	) pts
ADR	$154.78	$183.89	(15.8)%		$154.90	$188.21	(17.7)%
RevPAR	$120.74	$155.41	(22.3)%		$116.42	$150.15	(22.5)%
Total RevPAR	$209.78	$259.40	(19.1)%		$220.30	$277.27	(20.5)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$17,314	$22,403	(22.7)%		$46,933	$59,411	(21.0)%
Property EBITDA	$5,018	$7,935	(36.8)%		$12,436	$19,349	(35.7)%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	85.2%	89.6%	(4.4	) pts	77.3%	82.3%	(5.0	) pts
ADR	$168.74	$215.06	(21.5)%		$169.20	$208.60	(18.9)%
RevPAR	$143.69	$192.64	(25.4)%		$130.86	$171.71	(23.8)%
Total RevPAR	$237.63	$307.46	(22.7)%		$217.06	$273.78	(20.7)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$6,630	$8,604	(22.9)%		$31,793	$42,228	(24.7)%
Property EBITDA (a)	$(1,261)	$(466)	(170.6)%		$5,874	$11,665	(49.6)%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	50.9%	58.6%	(7.7	) pts	58.6%	69.8%	(11.2	) pts
ADR	$121.15	$141.25	(14.2)%		$176.74	$203.80	(13.3)%
RevPAR	$61.65	$82.77	(25.5)%		$103.63	$142.17	(27.1)%
Total RevPAR	$112.42	$145.90	(22.9)%		$181.68	$240.43	(24.4)%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$11,208	$13,563	(17.4)%		$29,670	$37,865	(21.6)%
Property EBITDA	$3,283	$5,088	(35.5)%		$6,790	$12,270	(44.7)%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	87.8%	90.0%	(2.2	) pts	80.1%	87.9%	(7.8	) pts
ADR	$279.97	$347.88	(19.5)%		$263.90	$316.63	(16.7)%
RevPAR	$245.83	$313.14	(21.5)%		$211.28	$278.34	(24.1)%
Total RevPAR	$356.20	$431.05	(17.4)%		$317.78	$404.07	(21.4)%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$7,141	$9,705	(26.4)%		$20,887	$26,548	(21.3)%
Property EBITDA	$592	$1,940	(69.5)%		$1,547	$4,564	(66.1)%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	56.2%	69.9%	(13.7	) pts	48.0%	61.5%	(13.5	) pts
ADR	$113.91	$129.30	(11.9)%		$117.26	$131.16	(10.6)%
RevPAR	$64.07	$90.43	(29.1)%		$56.24	$80.71	(30.3)%
Total RevPAR	$218.54	$297.02	(26.4)%		$213.07	$270.82	(21.3)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009	2008	Change		2009	2008	Change

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$13,433	$18,109	(25.8)%		$33,789	$46,861	(27.9)%
Property EBITDA (a)	$2,471	$5,243	(52.9)%		$3,598	$9,762	(63.1)%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	72.5%	79.9%	(7.4	) pts	57.6%	72.9%	(15.3	) pts
ADR	$319.37	$394.01	(18.9)%		$306.45	$364.27	(15.9)%
RevPAR	$231.66	$314.98	(26.5)%		$176.50	$265.47	(33.5)%
Total RevPAR	$559.43	$754.17	(25.8)%		$474.21	$655.27	(27.6)%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$17,173	$22,365	(23.2)%		$42,148	$59,951	(29.7)%
Property EBITDA	$5,028	$7,565	(33.5)%		$8,862	$17,443	(49.2)%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	65.7%	68.5%	(2.8	) pts	52.3%	64.5%	(12.2	) pts
ADR	$369.12	$463.14	(20.3)%		$354.72	$408.32	(13.1)%
RevPAR	$242.69	$317.18	(23.5)%		$185.42	$263.39	(29.6)%
Total RevPAR	$471.38	$613.88	(23.2)%		$389.87	$552.52	(29.4)%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$27,307	$33,852	(19.3)%		$74,265	$102,579	(27.6)%
Property EBITDA	$5,204	$7,476	(30.4)%		$11,044	$21,361	(48.3)%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	92.2%	89.3%	2.9	pts	77.8%	82.8%	(5.0	) pts
ADR	$169.45	$204.51	(17.1)%		$174.43	$209.85	(16.9)%
RevPAR	$156.22	$182.72	(14.5)%		$135.74	$173.80	(21.9)%
Total RevPAR	$248.38	$307.91	(19.3)%		$227.64	$313.28	(27.3)%

(a)	For the nine months ended September 30, 2008, Property EBITDA excludes the write-off of capitalized costs related to abandoned capital projects of $98,000.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

	Three Months Ended September 30,				Nine Months Ended September 30,
MEXICAN HOTELS:	2009	2008	Change		2009	2008	Change

FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$4,236	$6,930	(38.9)%		$13,241	$21,876	(39.5)%
Property EBITDA	$742	$1,810	(59.0)%		$2,362	$6,311	(62.6)%

Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	44.7%	62.3%	(17.6	) pts	44.9%	66.7%	(21.8	) pts
ADR	$243.79	$278.00	(12.3)%		$260.21	$279.58	(6.9)%
RevPAR	$108.94	$173.15	(37.1)%		$116.82	$186.58	(37.4)%
Total RevPAR	$191.84	$313.85	(38.9)%		$202.08	$332.66	(39.3)%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$5,604	$11,002	(49.1)%		$27,563	$47,844	(42.4)%
Property EBITDA	$646	$2,571	(74.9)%		$9,242	$19,029	(51.4)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	43.7%	70.4%	(26.7	) pts	48.0%	76.3%	(28.3	) pts
ADR	$444.79	$534.25	(16.7)%		$704.55	$761.72	(7.5)%
RevPAR	$194.23	$376.15	(48.4)%		$337.86	$580.84	(41.8)%
Total RevPAR	$352.11	$691.28	(49.1)%		$583.60	$1,009.33	(42.2)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

	Three Months Ended September 30,				Nine Months Ended September 30,
EUROPEAN HOTELS:	2009	2008	Change		2009	2008	Change

INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$7,676	$10,544	(27.2)%		$20,914	$31,332	(33.3)%
Property EBITDA	$2,668	$4,355	(38.7)%		$6,806	$12,453	(45.3)%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	67.1%	72.2%	(5.1	) pts	56.9%	70.9%	(14.0	) pts
ADR	$196.64	$260.32	(24.5)%		$201.96	$261.81	(22.9)%
RevPAR	$132.01	$188.03	(29.8)%		$114.92	$185.66	(38.1)%
Total RevPAR	$224.29	$308.09	(27.2)%		$205.94	$307.39	(33.0)%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,551	$6,441	(13.8)%		$15,222	$18,440	(17.5)%
Property EBITDA	$1,505	$1,612	(6.6)%		$4,280	$4,841	(11.6)%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	86.4%	86.4%	—	pts	83.0%	83.7%	(0.7	) pts
ADR	$174.18	$205.32	(15.2)%		$165.90	$204.99	(19.1)%
RevPAR	$150.55	$177.39	(15.1)%		$137.64	$171.47	(19.7)%
Total RevPAR	$217.05	$251.85	(13.8)%		$200.57	$242.08	(17.1)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$7,728	$11,383	(32.1)%		$20,480	$29,767	(31.2)%
Property EBITDA	$3,124	$5,129	(39.1)%		$7,887	$12,129	(35.0)%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	81.8%	84.8%	(3.0	) pts	74.7%	72.7%	2.0	pts
ADR	$342.53	$447.89	(23.5)%		$308.51	$442.12	(30.2)%
RevPAR	$280.04	$380.00	(26.3)%		$230.45	$321.26	(28.3)%
Total RevPAR	$354.44	$522.04	(32.1)%		$316.54	$459.25	(31.1)%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$12,531	$14,358	(12.7)%		$30,059	$38,876	(22.7)%
Property EBITDA	$6,119	$7,278	(15.9)%		$13,371	$17,374	(23.0)%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	87.9%	88.0%	(0.1	) pts	78.4%	88.7%	(10.3	) pts
ADR	$661.50	$751.20	(11.9)%		$607.69	$669.67	(9.3)%
RevPAR	$581.44	$661.17	(12.1)%		$476.22	$594.30	(19.9)%
Total RevPAR	$709.39	$812.87	(12.7)%		$573.46	$738.97	(22.4)%

RENAISSANCE PARIS HOTEL LE PARC TROCADERO
Selected Financial Information:
Total revenues	$4,231	$4,576	(7.5)%		$11,009	$11,631	(5.3)%
Property EBITDA	$1,280	$1,314	(2.6)%		$1,904	$1,537	23.9%

Selected Operating Information:
Rooms	116	116	—		116	116	—
Average occupancy	85.7%	84.9%	0.8	pts	77.4%	70.2%	7.2	pts
ADR	$363.62	$390.35	(6.8)%		$336.62	$373.03	(9.8)%
RevPAR	$311.62	$331.28	(5.9)%		$260.69	$261.92	(0.5)%
Total RevPAR	$396.49	$428.81	(7.5)%		$347.65	$365.95	(5.0)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009		2008		2009		2008
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA

Fairmont Chicago	$2,227	$2,227	$4,546	$4,546	$4,219	$4,219	$9,184	$9,184
Fairmont Scottsdale	(2,486)	(2,486)	(1,361)	(1,361)	4,649	4,649	15,151	15,151
Four Seasons Washington, D.C.	1,322	1,322	(19)	(19)	8,349	8,349	5,300	5,300
Hotel del Coronado	14,274	—	19,547	—	32,221	—	45,698	—
Hyatt Regency La Jolla	1,782	1,782	2,503	2,503	4,991	4,991	8,631	8,631
InterContinental Chicago	5,018	5,018	7,935	7,935	12,436	12,436	19,349	19,349
InterContinental Miami	(1,261)	(1,261)	(466)	(466)	5,874	5,874	11,665	11,665
Loews Santa Monica Beach Hotel	3,283	3,283	5,088	5,088	6,790	6,790	12,270	12,270
Marriott Lincolnshire Resort	592	592	1,940	1,940	1,547	1,547	4,564	4,564
Ritz-Carlton Half Moon Bay	2,471	2,471	5,243	5,243	3,598	3,598	9,762	9,762
Ritz-Carlton Laguna Niguel	5,028	5,028	7,565	7,565	8,862	8,862	17,443	17,443
Westin St. Francis	5,204	5,204	7,476	7,476	11,044	11,044	21,361	21,361
Four Seasons Mexico City	742	742	1,810	1,810	2,362	2,362	6,311	6,311
Four Seasons Punta Mita Resort	646	646	2,571	2,571	9,242	9,242	19,029	19,029
InterContinental Prague	2,668	2,668	4,355	4,355	6,806	6,806	12,453	12,453
Marriott Hamburg (a)	1,505	7	1,612	260	4,280	20	4,841	363
Marriott London Grosvenor Square	3,124	3,124	5,129	5,129	7,887	7,887	12,129	12,129
Paris Marriott Champs Elysees (b)	6,119	2,982	7,278	3,845	13,371	4,387	17,374	8,172
Renaissance Paris Hotel Le Parc Trocadero	1,280	1,280	1,314	1,314	1,904	1,904	1,537	1,537

	$53,538	$34,629	$84,066	$59,734	$150,432	$104,967	$254,052	$194,674

Adjustments:
Impairment losses and other charges		(30,795)		(96,679)		(81,009)		(96,679)
Corporate expenses		(5,519)		(6,541)		(21,399)		(21,537)
Interest income		202		443		714		1,497
Loss on early extinguishment of debt		—		—		(883)		—
Loss on sale of noncontrolling interests in hotel properties		—		—		—		(46)
Equity in earnings of joint ventures		1,573		2,367		2,144		3,170
Foreign currency exchange (loss) gain		(1,193)		2,604		(287)		4,082
Other income (expenses), net		125		(55)		168		(494)
Income from discontinued operations		—		37,319		—		44,587
Depreciation expense—discontinued operations		—		—		—		1,151
Income taxes—discontinued operations		—		(146)		—		(321)
Noncontrolling interest in consolidated affiliates		(696)		(1,778)		(1,044)		(2,887)
Distributions in excess of noncontrolling interest capital		—		(1,715)		—		(2,499)
Adjustments from consolidated affiliates		(2,508)		(1,986)		(6,813)		(6,258)
Adjustments from unconsolidated affiliates		4,612		6,112		12,436		17,709
Adjustments for abandoned capital projects		—		—		—		(98)
Other adjustments		(1)		64		93		273

EBITDA		$429		$(257)		$9,087		$136,324

(a)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(b)	Effective January 1, 2008, we no longer sublease the operations of the Paris Marriott Champs Elysees to a third party and reflect the operating results of the Paris Marriott Champs Elysees in our consolidated statements of operations. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2009 and 2008

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended September 30, 2009			Nine Months Ended September 30, 2009
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA

Meetings & Business Hotels:
Fairmont Chicago	$2,227	$—	$2,227	$4,219	$—	$4,219
Fairmont Scottsdale	(2,486)	—	(2,486)	4,649	—	4,649
Four Seasons Mexico City	742	—	742	2,362	—	2,362
Four Seasons Washington, D.C.	1,322	—	1,322	8,349	—	8,349
Hyatt Regency La Jolla	1,782	(873)	909	4,991	(2,446)	2,545
InterContinental Chicago	5,018	(2,459)	2,559	12,436	(6,094)	6,342
InterContinental Miami	(1,261)	—	(1,261)	5,874	—	5,874
Westin St. Francis	5,204	—	5,204	11,044	—	11,044

Total Meetings & Business Hotels	12,548	(3,332)	9,216	53,924	(8,540)	45,384

Ocean Front Resorts:
Four Seasons Punta Mita Resort	646	—	646	9,242	—	9,242
Hotel del Coronado	14,274	(7,942)	6,332	32,221	(17,955)	14,266
Loews Santa Monica Beach Hotel	3,283	—	3,283	6,790	—	6,790
Ritz-Carlton Half Moon Bay	2,471	—	2,471	3,598	—	3,598
Ritz-Carlton Laguna Niguel	5,028	—	5,028	8,862	—	8,862

Total Ocean Front Resorts	25,702	(7,942)	17,760	60,713	(17,955)	42,758

European Hotels:
InterContinental Prague	2,668	—	2,668	6,806	—	6,806
Marriott Hamburg	1,505	(1,555)	(50)	4,280	(4,423)	(143)
Marriott London Grosvenor Square	3,124	—	3,124	7,887	—	7,887
Paris Marriott Champs Elysees	6,119	(4,338)	1,781	13,371	(12,431)	940
Renaissance Paris Hotel Le Parc Trocadero	1,280	—	1,280	1,904	—	1,904

Total European Hotels	14,696	(5,893)	8,803	34,248	(16,854)	17,394

Non-Core Assets:
Marriott Lincolnshire Resort	592	—	592	1,547	—	1,547

Total Non-Core Assets	592	—	592	1,547	—	1,547

	$53,538	$(17,167)	$36,371	$150,432	$(43,349)	$107,083

	% of QTD Comparable EBITDA	% of YTD Comparable EBITDA
Meetings & Business Hotels	25%	42%
Ocean Front Resorts	49%	40%
European Hotels	24%	16%
Non-Core Assets	2%	2%

Total	100%	100%